SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  July 25, 2001


                           ONE WORLD ONLINE.COM, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                  0-31771                                 87-0411771
         (Commission file number)             (IRS employer identification no.)

4778 North 300 West, Suite 200, Provo, Utah                 84604
 (Address of principal executive offices)                 (Zip code)


                                 (801) 852-3540
              (Registrant's telephone number, including area code)



                   This document contains a total of 2 pages.

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Item 9. Regulation FD Disclosure.

         One World Online.com, Inc. (the "Company") has stated that it is assessing all of its strategic alternatives, including a probable termination of all operations and liquidation of assets. The Company announces today that it's subsidiaries have laid-off nearly all of their combined workforce, and that the Company has ceased operations and is in the process of liquidating all of its assets.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ONE WORLD ONLINE.COM, INC.




Date: July 25, 2001                          By   /s/ David N. Nemelka
                                                 ------------------------------
                                                  David N. Nemelka
                                                  President, Chief Executive
                                                  Officer and Director

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